EX-32.2 CERTIFICATION OF CEO
                                                                   EXHIBIT 32.2

                    SARBANES-OXLEY SECTION 906 CERTIFICATION

In connection with the annual report of Azul Studios International Inc. (the "Company") on Form l0-QSB for the quarter ended September 30, 2005, James Vandeberg, Chief Financial Officer hereby certifies, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the SARBANES - OXLEY Act of 2002, that to the best of his knowledge:

1. The quarterly report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and

2. The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: June 23, 2006
                               By: James Vandeberg, Chief Financial Officer
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